Exhibit 32.2

Certification of Principal Financial and Accounting Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Sergey Gurin, the Vice President and the Vice President and Interim Chief Financial Officer of Helpful Alliance Company, a Florida corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K or the period ended December 31, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2017	By:	/s/ SERGEY GURIN
	Name:	Sergey Gurin
	Title:	Vice President and Interim Chief Financial Officer
(Principal Financial and Accounting Officer)